UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2021

LSI INDUSTRIES INC.
(Exact name of Registrant as Specified in its Charter)

Ohio	01-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 793-3200

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	LYTS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 9.01 Financial Statements and Exhibits.

On May 24, 2021 LSI Industries Inc. (“LSI”) filed a Form 8-K (the “Original Filing”) under Items 1.01, 2.01 and 9.01 to report LSI’s acquisition of JSI Holdings Corp. (“JSI”) as described in the Original Filing. This Form 8-K/A is being filed to amend the Original Filing to provide the required financial statements and pro forma condensed combined financial information described below. Capitalized terms used in this Current Report but not defined herein shall have the respective meanings assigned thereto in the Original Filing.

(a)
Financial Statements of Business Acquired. The audited financial statements of JSI for the years ended December 31, 2020 and December 31, 2019, including the notes to such financial statements, and unaudited financial statements for the three months ended March 31, 2021 and March 31, 2020, including the notes to such financial statements, are incorporated herein by reference to Exhibit 99.1.

(b)
Pro Forma Financial Information. The pro forma condensed combined financial information of LSI and JSI, including the pro forma condensed combined balance sheet as of March 31, 2021, the pro forma condensed combined statement of operations for the fiscal year ended June 30, 2020 and the nine months ended March 31, 2021, including the introductory paragraph(s) and notes to such pro forma condensed combined financial information, are incorporated herein by reference to Exhibit 99.2.

(c)	Shell Company Transactions. Not applicable

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of RSM US LLP

99.1
JSI Holding Corp. audited financial statements (balance sheet as of December 31, 2020 and December 31, 2019, statements of operations for the fiscal years ended December 31, 2020 and December 31, 2019, statements of stockholders’ equity for the fiscal years ended December 31, 2020 and December 31, 2019, and statements of cash flows for the fiscal years ended December 31, 2020 and December 31, 2019. JSI Holding Corp. unaudited financial statements (balance sheet as of March 31, 2021 and March 31, 2020, statements of operations for the three months ended March 31, 2021 and March 31, 2020, statements of stockholders’ equity for the three months ended March 31, 2021 and March 31, 2020, and statements of cash flows for the three months ended March 31, 2021 and March 31, 2020.

99.2
LSI Industries Inc. pro forma condensed combined financial information (pro forma condensed combined balance sheet as of March 31, 2021, pro forma condensed combined statement of operations for the fiscal year ended June 30, 2020 and the nine months ended March 31, 2021).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSI INDUSTRIES INC.

By:/s/ Thomas A. Caneris
Thomas A. Caneris
Senior Vice President Human Resources and General Counsel

Dated: August 5, 2021